UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 16, 2009
THE SHERWIN-WILLIAMS COMPANY
(Exact Name of Registrant as Specified in Its Charter)
1-04851
(Commission File Number)

Ohio	34-0526850
(State of Incorporation)	(IRS Employer Identification No.)

101 West Prospect Avenue, Cleveland, Ohio	44115-1075
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (216) 566-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-5.1

Item 8.01. Other Events.
In connection with the sale of $500,000,000 aggregate principal amount of 3.125% senior notes due 2014 by The Sherwin-Williams Company (the “Company”), the Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-163747):
1.	Underwriting Agreement, dated as of December 16, 2009, by and among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., acting as representatives of the several underwriters named therein.

2.	Opinion of Jones Day.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
1.1
Underwriting Agreement, dated as of December 16, 2009, by and among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
By:	/s/ L.E. Stellato
L.E. Stellato
Senior Vice President, General Counsel and Secretary

Dated: December 17, 2009

Exhibit Index

Exhibit
Number	Description
1.1
Underwriting Agreement, dated as of December 16, 2009, by and among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).